ASSET RETIREMENT OBLIGATION	12 Months Ended
Dec. 31, 2016
ASSET RETIREMENT OBLIGATION
ASSET RETIREMENT OBLIGATION

8) ASSET RETIREMENT OBLIGATION

At December 31, 2016 Enerplus estimated the present value of its asset retirement obligation to be $181.7 million (December 31, 2015 - $206.4 million) based on a total undiscounted liability of $452.1 million (December 31, 2015 - $556.4 million). The asset retirement obligation was calculated using a weighted credit-adjusted risk‑free rate of 5.86% at December 31, 2016 (December 31, 2015 – 5.91%).  The majority of Enerplus’ asset retirement obligation expenditures are expected to be incurred between 2025 and 2055.

($ thousands)	December 31, 2016	December 31, 2015
Balance, beginning of year	$206,359	$288,692
Change in estimates	5,496	(35,386)
Property acquisition and development activity	3,003	761
Divestments	(35,635)	(48,748)
Settlements	(8,390)	(14,935)
Accretion expense	10,867	15,975
Balance, end of year	$181,700	$206,359